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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Anchor BanCorp Wisconsin Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)


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                                                                   June 27, 2003


Anchor BanCorp Wisconsin Inc.
Notice of Correction to Proxy Statement

         Pages 7 and 8 of the proxy statement of Anchor BanCorp Wisconsin Inc. (the "Company"), dated June 13, 2003, for the Annual Meeting of Stockholders to be held on July 22, 2003 incorrectly identifies the members of the Audit Committee of the Board of Directors for the fiscal year ended March 31, 2003. The Audit Committee consists of David L. Omachinski (and not Greg M. Larson as previously stated in the proxy statement), Holly Cremer Berkenstadt and Donald
D. Parker.

         The Report of the Audit Committee, dated May 16, 2003, which is set forth below, replaces and supercedes the report included on page 7 of the proxy statement.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company's accounting, auditing and financial reporting practices and financial statements; the independence, qualifications and performance of the Company's independent auditors; the Company's compliance with legal and regulatory requirements; and the performance of the Company's internal audit function. The Committee also has the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and must approve in advance all audit and permitted non-audit services, and related fees. Each member of the Audit Committee is independent as defined by Company policy and the NASDAQ listing standards.

         The Committee operates under a written charter adopted by the Board of Directors (the "Charter"). The Committee reviews and reassesses the Charter annually, and recommends any proposed changes to the full Board for approval. A copy of the Charter, as updated by the Board in May 2003, is attached to this Proxy Statement as Exhibit A.

         Management is primarily responsible for the Company's financial reporting process, including maintaining the system of internal controls, and the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles, as well as the objectivity and integrity of such statements. The Company's independent auditors are responsible for auditing those financial statements, expressing an opinion based on their audit as to whether, in all material respects, the statements are presented in conformity with generally accepted accounting principles, testing the effectiveness of the Company's internal controls and discussing with the Committee any issues the auditors believe should be raised with the


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Committee. The Committee monitors and reviews these processes and financial statements. In carrying out its duties, the Committee relies in part on the information provided to it, and on the representations made to it, by management and the independent auditors, as well as by the Company's internal auditors.

         The Committee met with Ernst & Young LLP, the Company's independent auditors, to review and discuss the overall scope and plans for the audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2003 and the results of such audit, including the auditors' evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Committee reviewed and discussed the financial statements with management and the independent auditors, including a review of the selection, application and disclosure of the Company's critical accounting policies. The Committee discussed with management and the independent auditors the process used to support the certifications of the Company's Chairman and Chief Executive Officer and Chief Financial Officer required under the rules of the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the Securities and Exchange Commission. The Committee reviewed and discussed such other matters as it deemed appropriate, including other provisions of the Sarbanes-Oxley Act of 2002 and matters adopted or proposed to be adopted by the Securities and Exchange Commission and the NASDAQ Stock Market.

         The Committee discussed and reviewed with the independent auditors all communications required under generally accepted accounting principles, including the matters required to be discussed with audit committees under Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

         The Company's independent auditors provided to the Committee a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, as amended (Independent Discussions with Audit Committees), and the Committee discussed with the independent auditors any matters that may impact on the auditors' objectivity and independence from the Company and management. Nothing came to the Committee's attention as a result of its review of such statement or its discussions with the auditors that would indicate that the auditors lacked such objectivity or independence.

         Based upon the Committee's receipt and review of the various materials and assurances described above and its discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended March 31, 2003 be included in the Company's Annual Report on Form 10-K for such fiscal year to be filed with the Securities and Exchange Commission.

                                                     AUDIT COMMITTEE

                                                     David L. Omachinski, Chair
                                                     Holly Cremer Berkenstadt
                                                     Donald D. Parker